Exhibit 99.01

Robert D. Walter Chairman and CEO April 1, 2005 2005 Lehman Brothers 8th Annual Global Healthcare Conference Cardinal Health Update

Forward-Looking Information Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships or changes to the terms of those relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal and administrative proceedings, the impact of previously announced restatements, difficulties in opening new facilities or fully utilizing existing capacity, difficulties and uncertainties associated with business model transitions, including the conversion of margin generated from branded pharmaceutical manufacturers to non-contingent consideration, and general economic and market conditions. Cardinal Health undertakes no obligation to update or revise any forward-looking statement.

Agenda Cardinal Health overview Segment review Performance drivers FY '05 Issues Actions Implications for FY '06 Conclusion Q & A

Cardinal Health A Health Care Leader Distribution, manufacturing, and services 55,000 associates on six continents Annual revenues: > $65 billion Operating earnings: ? $2.3 billion Strong balance sheet Strong cash flow Overall corporate strategy: Build an offering of market leading capabilities to provide innovative solutions to healthcare providers and pharmaceutical manufacturers

Four business segments Medical Products and Services Clinical Technologies and Services Pharmaceutical Distribution and Provider Services Pharmaceutical Technologies and Services

Percent of Operating Earnings by Segment Pharmaceutical Distribution and Provider Services ? 40% FY '05 * Medical Products and Services ~ 30% Pharmaceutical Technologies and Services ~ 15% Clinical Technologies and Services ~ 15% * Estimate

Percent of Operating Earnings by Segment FY '05 * PDPS ? 40% FY '05 * MPS ~ 30% PTS ~ 15% CTS ~ 15% * Estimate

FY '05 Performance Analysis Key Drivers of Performance FY '05 Issue Branded Rx vendor margin decline and volatility Capital deployment Pharmaceutical Distribution and Provider Services Driver Comment Revenue Strong market growth Gross Margin Generic and branded Rx Customer Pricing Stabilizing Expenses/Productivity Best in history and industry Capital usage Declining

Analysis of Key FY '05 issue Branded Rx vendor impact Fewer and smaller Rx price increases Less inventory available to purchase Timing of "handoff" from buy-and-hold to non-contingent fee-for-service Pharmaceutical Distribution and Provider Services Result Volatility in capital and earnings

Capital Volatility DIOH * IMPLICATIONS Inventory Investment 12 less days = $2 billion lower investment Gross margin required to support At 13.5% pretax WACC $2B less inventory = $270 million less margin Operating margin impact $270 M less margin = ~45 bps 50 45 40 35 30 FY '03 FY '04 FY '05 (E) * DIOH is based on total revenue Days of inventory

Branded vendor margin conversion Key Elements Form of Payment Amount of Payment Timing of Switch Volatility in hand-off Reduction in inventory available before FFS implemented Timing of completing individual manufacturer agreements Seasonality of B&H vs. stability of FFS Pharmaceutical Distribution and Provider Services

Earnings Volatility from Seasonality PDPS - Return on Sales 1.00% 1.30% 1.60% 1.90% 2.20% 2.50% Sept Dec Mar June Period Ending * Segment information does not include special items or non-recurring charges. See the notes to the consolidated financial statements included in our SEC filings for additional information about our segment information and these items and charges FY'03 FY'04 FY'05 2% Vendor Margin Conversion Target Return

Key FY '05 issue - Branded Rx Vendor Margins Actions Educate manufacturers on our value and their Next Best Alternative Set date with each manufacturer to move to compensation which is not contingent on price increases Goal Established: By April 1, reach agreements to convert the majority of targeted FY06 branded vendor margin to be on a non-contingent basis Pharmaceutical Distribution and Provider Services

Key FY '05 issue - Branded Rx Vendor Margins Where do we stand? April 1 goal was effective in focusing discussions Pleased with progress and status of negotiations Majority of ongoing discussions focused on price, not form of payment Do not anticipate disruptions in supply to our customers More detailed progress update when we announce Q3 earnings Pharmaceutical Distribution and Provider Services Implications for FY '06 More predictable profitability with less seasonality Improving operating margins

Percent of Operating Earnings by Segment FY '05 * PDPS ? 40% FY '05 * MPS ~ 30% PTS ~ 15% CTS ~ 15% Med/Surg Manufacturing Med/Surg/Lab Distribution Specialty Rx Distribution * Estimate

FY '05 Performance Analysis FY '05 Issues Self-manufactured products pricing pressure Raw material and fuel prices Medical Products and Services Key Drivers of Performance Driver Comment Revenue Above market growth Gross Margin Distribution and self-manufactured Customer Pricing FY '04 GPO re-pricings Expenses/Productivity Opportunity Capital usage Stable to declining

Key FY '05 issue - Margin compression Actions Low-cost sourcing initiative Manufacturing network optimization Potential price increases on oil based products Implications for FY '06 New products drive continued revenue growth Productivity/expense improvements Improving operating margins Medical Products and Services

Percent of Operating Earnings by Segment FY '05 * PDPS ? 40% FY '05 * MPS ~ 30% PTS ~ 15% CTS ~ 15% Oral Tech. Sterile Tech. Packaging Nuclear Pharmacy Other Services * Estimate

FY '05 Performance Analysis FY '05 Issue Execution in sterile manufacturing Puerto Rico regulatory progress Albuquerque productivity Pharmaceutical Technologies and Services Key Drivers of Performance Driver Comment Revenue New project/product pipeline Gross Margin Hurt by sterile costs/execution Customer Pricing Value based Expenses/Productivity Opportunity in facility optimization Capital usage Declining

Key FY '05 issue - Sterile mfg. execution Actions Resolving Puerto Rico regulatory issues Process improvement initiatives at Albuquerque Plant and facilities optimization Implications for FY '06 New projects drive growth Puerto Rico drag of ~$15 to $18 million eliminated Operating improvements Margins improve Pharmaceutical Technologies and Services

Percent of Operating Earnings by Segment PDPS FY '05 * MPS PTS CTS Pyxis Alaris Clinical Services & Consulting ? 40% FY '05 * ~ 30% ~ 15% ~ 15% * Estimate

FY '05 Performance Analysis FY '05 Issue Pyxis products business execution issues: Delayed MedStation(r) 3000 launch Installation problems Product quality issues Clinical Technologies and Services Key Drivers of Performance Driver Comment Revenue Alaris and CSC solid, Pyxis weak Gross Margin Hurt by Pyxis issues Customer Pricing Value based Expenses/Productivity Manufacturing, customer service oppty Capital usage Declining

Key FY '05 issue - Pyxis(r) execution Clinical Technologies and Services Actions New management team New MedStation? product launched in December '04 Restructuring of installation team and processes Productivity initiatives underway Sales and R&D focus on new value- added solutions Alaris/Pyxis operational consolidations Implications for FY '06 MedStation? 3000 drives revenue momentum Productivity work improves margins Alaris/Pyxis synergies drive incremental earnings

Corporate Initiatives - Our "5th Segment" One Cardinal Health Integrated go-to-market strategies Shared services Strategic sourcing Operational excellence Capital Deployment ~ $1.5 billion annual free cash flow

CONCLUSION A DIFFICULT AND VOLATILE TRANSITION YEAR IN FY '05 - Previous guidance: EPS for FY '05 of $3.20 - $3.40 (excluding special items and non-recurring charges) - Short-term earnings volatility, driven predominately by: - Pharmaceutical Distribution vendor margin - Lag in installation of committed contracts at Pyxis. - Risk to the bottom end of FY '05 guidance range - Approximately 10 cents per share

Conclusion (cont'd) Driving better performance into FY '06 Continued strong revenue growth in all segments Better predictability of profits in PDPS from non-contingent vendor margin Margin improvement at MPS from sourcing and productivity initiatives Improvement at PTS from better sterile performance and productivity Strong growth at CTS based on Pyxis improvements Continued steady performance from other businesses Relentless focus on operational excellence Continue to expect FY '06 earnings per share growth to be considerably above our long-term target of "mid-teens or better"